SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: April 9, 2001
                         Date of Report: April 10, 2001

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                               1-13102                36-3935116
(State or other                   (Commission File         (I.R.S. Employer
jurisdiction of organization)          Number)            Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                                 60606
(Address of principal executive offices)                       (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)

Item 5. On April 9, 2001, First Industrial Realty Trust, Inc. redeemed all of its outstanding 9 1/2% Series A Cumulative Preferred Stock.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.

                                    By:   /s/ Michael J. Havala
                                          ------------------------------------
                                           Name:   Michael J. Havala
                                           Title:  Chief Financial Officer
                                                   (Principal Financial and
                                                     Accounting Officer)


Date:    April 10, 2001